UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2013
(Date of earliest event reported: December 19, 2013)

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	814-00717	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Morse & Morse, PLLC
1400 Old Country Road, Suite 302
Westbury, NY 11590
 (Address of principal executive offices, zip code)

(516) 487-1452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure

On December 19, 2013, the Company issued a press release, a copy of which is appended hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit	Description

99.1	Press release dated December 19, 2013. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED HEALTH PRODUCTS, INC.

Dated: December 19, 2013	/s/ Dr. Phillip Forman
Dr. Phillip Forman
Chief Executive Officer

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